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                                                                    EXHIBIT 23.4



                          [LETTERHEAD OF TANNER + CO.]








              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS




We hereby consent to the use in this Amendment No. 2 to Registration Statement on Form S-4 of our report dated March 24, 2000 except for notes 16 and 20 which are dated April 14, 2000, for the years ended February 28, 1999 and February 29, 2000, and to the reference to our Firm under the caption "Experts" in the proxy statement/prospectus.



                                                  Tanner + Co.







Salt Lake City, Utah
March 5, 2001